Exhibit 11(a)
                  CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "How the fund has performed" in Post Effective Amendment No. 18 to the Registration Statement on Form N-1A and related Prospectus of Northstar Trust.


                                       /s/ Ernst & Young LLP
                                       ---------------------------
                                           Ernst & Young LLP

Los Angeles, California
April 16, 1997